WELLS FARGO FUNDS TRUST

International Fund

Supplement dated February 14, 2002 to the

Combined Proxy Statement/Prospectus dated January 31, 2002

The Combined Proxy Statement/Prospectus dated January 31, 2002 ("Proxy/Prospectus") describes five proposed fund reorganizations, including the proposed reorganization of the International Fund (the "Target Fund") into the International Equity Fund (the "Acquiring Fund"). The Proxy/Prospectus includes comparisons of, among other things, the portfolio managers of the Target and Acquiring Funds. Page B-4 of the Proxy/Prospectus states that Michael Perelstein is the portfolio manager of the International Fund. Effective February 11, 2002, Mr. Perelstein no longer serves as a portfolio manager for the day-to-day management of the International Fund. Deborah Chapman and Sheridan Reilly have assumed responsibility as portfolio managers of the International Fund.